TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     5
      Performance Information                                                  7
      Investment Objectives and Policies                                       8
      How You Can Invest in the Funds                                         19
      How Your Shareholder Account is Maintained                              20
      How You Can Redeem Your Primary Shares                                  20
      How Net Asset Value is Determined                                       21
      Dividends and Other Distributions                                       21
      Tax Treatment of Dividends and Other Distributions                      22
      Shareholder Services                                                    23
      The Funds' Management and Investment Advisers                           24
      The Funds' Distributor                                                  25
      Description of Each Corporation and its Shares                          26

ADDRESSES

DISTRIBUTOR:

      Legg Mason Wood Walker, Inc.
      100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036

INDEPENDENT ACCOUNTANTS /AUDITORS:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street, Baltimore, Maryland 21202

      Ernst & Young LLP
      One North Charles Street, Baltimore, Maryland 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


LMF-001

                                   LEGG MASON
                                     EQUITY
                                     FUNDS


                               Value Trust, Inc.
                            Total Return Trust, Inc.
                               Special Investment
                                  Trust, Inc.
                                American Leading
                                Companies Trust
                                 Balanced Trust


                                 Primary Shares

                        -------------------------------
                              The Art of Investing



                                   Prospectus
                                 July 31, 1997

                             Revised: March 3, 1998


                            [LEGG MASON FUNDS LOGO]

     LEGG MASON EQUITY FUNDS -- PRIMARY SHARES

          LEGG MASON VALUE TRUST , INC.
          LEGG MASON TOTAL RETURN TRUST , INC.
          LEGG MASON SPECIAL INVESTMENT TRUST , INC.
          LEGG MASON AMERICAN LEADING COMPANIES TRUST
             (A SERIES OF LEGG MASON INVESTORS TRUST , INC.)
          LEGG MASON BALANCED TRUST
             (A SERIES OF LEGG MASON INVESTORS TRUST , INC.)

         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated July 31, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS
                                 July 31, 1997
                             Revised: March 3, 1998


                      Legg Mason Wood Walker, Incorporated
                                100 Light Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          The LEGG MASON VALUE TRUST, INC. ("Value Trust") is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), believes are undervalued and therefore offer above-average potential for capital appreciation. LMFA believes that Value Trust shares may be appropriate for investments by Individual Retirement Accounts, Self-Employed Individual Retirement Plans, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees and other qualified retirement plans (collectively referred to as "Retirement Plans") whose principal investment objective is capital appreciation. Other investors who seek capital appreciation may also invest in Value Trust shares.

          The LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, LMFA selects a diversified portfolio composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of LMFA, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. LMFA believes that Total Return Trust shares may be appropriate for investments by Retirement Plans. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.

          The LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of LMFA, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and LMFA believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.

          The LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies") is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified, open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). LMFA believes that American Leading Companies' shares may be appropriate for investment by Retirement Plans.

          The LEGG MASON BALANCED TRUST ("Balanced Trust") is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities. Bartlett & Co. ("Bartlett"), as investment adviser, believes that Balanced Trust shares may be appropriate for investment by Retirement Plans.

          Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust (each a "Fund") each may invest a significant portion of its assets in debt securities, and may invest to some extent in securities rated below investment grade. Each Fund may invest in foreign securities, which would expose it to the possibility of currency fluctuations and other risks of foreign investing. Each Fund (except American Leading Companies) may use futures contracts and/or options for hedging or income purposes, which may expose it to the potential for losses greater than the value of the Fund's investment in such instruments.
          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 8, which also includes a discussion of risks.

DISTRIBUTOR :
          Legg Mason Wood Walker, Incorporated

INVESTMENT ADVISERS :
          Legg Mason Fund Adviser, Inc. (for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies)
          Bartlett & Co. (for Balanced Trust)

PURCHASE METHODS:
          Send bank/personal check or wire federal funds. There is a $1,000 minimum, generally, for initial purchases, and a $100 minimum, generally, for subsequent purchases. Lower minimums for initial and subsequent purchases apply for automatic investments. See "How You Can Invest in the Funds," page 19.

REDEMPTION METHODS:
          Redeem by calling your financial advisor or service provider, or redeem by mail. See "How You Can Redeem Your Primary Shares," page 20.

PUBLIC OFFERING PRICE PER SHARE:
          Net asset value

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 23.

DIVIDENDS :
          Declared and paid quarterly for Value Trust, Total Return Trust and Balanced Trust. Declared and paid after the end of each taxable year of Special Investment Trust and American Leading Companies. See "Dividends and Other Distributions," page 21.

REINVESTMENT :
          All dividends and other distributions are automatically reinvested in Primary Shares unless cash payments are requested.

     EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended March 31, 1997. For Balanced Trust, which has a limited operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal year, and fees are adjusted for current expense limits and fee waiver levels.

      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                              TOTAL    SPECIAL    AMERICAN
                       VALUE  RETURN  INVESTMENT   LEADING   BALANCED
                       TRUST  TRUST     TRUST     COMPANIES   TRUST
                       ----------------------------------------------
      Management fees
        (after fee
        waivers)       0.72 %  0.75 %     0.78%      0.64%      0.00%
      12b-1 fees
        (after fee
        waivers)       0.95 %  1.00 %     1.00%      1.00%      0.30%
      Other expenses   0.10 %  0.18 %     0.14%      0.31%      1.55%
                       ----------------------------------------------
      Total operating
        expenses
        (after fee
        waivers)       1.77 %  1.93 %     1.92%      1.95%      1.85%
                       ==============================================

    ---------------------
    (A) LMFA and Legg Mason have voluntarily agreed to waive management and 12b-1 fees to the extent necessary to limit total operating expenses relating to Primary Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 1.95% of each Fund's average daily net assets attributable to Primary Shares indefinitely; and for Balanced Trust, 1.85% of average daily net assets attributable to Primary Shares until July 31, 1998. In the absence of such waivers, the management fee, 12b-1 fee, other expenses and total operating expenses relating to Primary Shares would have been as follows: for Total Return Trust, the same as described above; for American Leading Companies, 0.75%, 1.00%, 0.31% and 2.06% of average net assets; and for Balanced Trust, 0.75%, 0.75%, 1.55% and 3.05% of average net assets.

          For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers" and "The Funds' Distributor," pages 24-26. Because each Fund pays 12b-1 fees with respect to Primary Shares, long-term investors in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                     TOTAL       SPECIAL       AMERICAN
           VALUE     RETURN     INVESTMENT      LEADING      BALANCED
           TRUST     TRUST        TRUST        COMPANIES      TRUST
           ----------------------------------------------------------
1 Year     $ 18       $ 20         $ 20          $  20         $ 19
3 Years    $ 56       $ 61         $ 60          $  61         $ 58
5 Years    $ 96       $104         $104          $ 105          N/A
10 Years   $208       $225         $224          $ 227          N/A

          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which LMFA and/or Legg Mason waive their fees and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants, and for American Leading Companies and Balanced Trust, by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1997 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in their combined annual reports and are incorporated by reference in the Statement of Additional Information. The combined annual reports are available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.

                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 26.99      $  .13         $ 8.68         $ 8.81       $ (.16)      $ (1.53)       $ (1.69)
        1996                   20.21         .19           8.00           8.19         (.17)        (1.24)         (1.41)
        1995                   18.50         .10           1.70           1.80         (.05)         (.04)          (.09)
        1994                   17.81         .08            .92           1.00         (.11)         (.20)          (.31)
        1993                   15.69         .18           2.12           2.30         (.18)           --           (.18)
        1992                   13.38         .25           2.34           2.59         (.28)           --           (.28)
        1991                   14.19         .32           (.74)          (.42)        (.36)         (.03)          (.39)
        1990                   14.16         .33            .77           1.10         (.33)         (.74)         (1.07)
        1989                   12.14         .21           1.99           2.20         (.18)           --           (.18)
        1988                   15.07         .21          (1.54)         (1.33)        (.20)        (1.40)         (1.60)

SPECIAL INVESTMENT TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 25.09      $ (.23)        $ 3.10         $ 2.87       $   --       $ (1.41)       $ (1.41)
        1996                   19.96          --           5.60           5.60           --          (.47)          (.47)
        1995                   21.56        (.06)         (1.31)         (1.37)          --          (.23)          (.23)
        1994                   17.91        (.11)          3.93           3.82         (.03)         (.14)          (.17)
        1993                   17.00         .03           1.66           1.69           --          (.78)          (.78)
        1992                   14.59         .12           2.83           2.95         (.14)         (.40)          (.54)
        1991                   13.58         .18           2.42           2.60         (.27)        (1.32)         (1.59)
        1990                   11.84         .12           1.70           1.82         (.08)           --           (.08)
        1989                   10.14         .06           1.65           1.71         (.01)           --           (.01)
        1988                   12.80         .13          (1.825)        (1.695)       (.075)        (.89)          (.965)

                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(E)    (in thousands)
----------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 34.11     33.59%      1.77%            .4%        10.5%     $.0557       $2,236,400
        1996                     26.99     42.09%      1.82%            .8%        19.6%         --        1,450,774
        1995                     20.21      9.77%      1.81%            .5%        20.1%         --          986,325
        1994                     18.50      5.65%      1.82%            .5%        25.5%         --          912,418
        1993                     17.81     14.76%      1.86%           1.1%        21.8%         --          878,394
        1992                     15.69     19.53%      1.90%           1.7%        39.4%         --          745,833
        1991                     13.38     (2.88)%     1.90%           2.5%        38.8%         --          690,053
        1990                     14.19      7.74%      1.86%           2.2%        30.7%         --          808,780
        1989                     14.16     18.33%      1.96%           1.6%        29.7%         --          720,961
        1988                     12.14     (8.42)%     1.97%           1.5%        47.8%         --          665,689
SPECIAL INVESTMENT TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 26.55     11.58%      1.92%           (.9)%       29.2%     $.0514       $  947,684
        1996                     25.09     28.47%      1.96%            --         35.6%         --          792,240
        1995                     19.96     (6.37)%     1.93%           (.2)%       27.5%         --          612,093
        1994                     21.56     21.35%      1.94%           (.6)%       16.7%         --          565,486
        1993                     17.91     10.50%      2.00%            .2%        32.5%         --          322,572
        1992                     17.00     20.46%      2.10%            .8%        56.9%         --          201,772
        1991                     14.59     21.46%      2.30%           1.4%        75.6%         --          106,770
        1990                     13.58     15.37%      2.30%           1.0%       115.9%         --           68,240
        1989                     11.84     16.99%      2.50%            .7%       122.4%         --           44,450
        1988                     10.14    (14.18)%     2.50%           1.0%       158.9%         --           43,611

                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                            of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 16.45        $.46         $ 3.47         $ 3.93       $ (.43)      $  (.56)       $  (.99)
        1996                   12.79         .48           3.69           4.17         (.51)           --           (.51)
        1995                   13.54         .33           (.19)           .14         (.29)         (.60)          (.89)
        1994                   13.61         .36            .24            .60         (.33)         (.34)          (.67)
        1993                   11.64         .39           1.89           2.28         (.31)           --           (.31)
        1992                    9.64         .34           1.91           2.25         (.25)           --           (.25)
        1991                   10.03         .28           (.31)          (.03)        (.29)         (.07)          (.36)
        1990                   10.06         .21            .15            .36         (.21)         (.18)          (.39)
        1989                    8.86         .15           1.18           1.33         (.13)           --           (.13)
        1988                   11.63         .18          (1.35)         (1.17)        (.21)        (1.39)         (1.60)

AMERICAN LEADING COMPANIES
       -- Primary Class
        Years Ended Mar. 31,
        1997                 $ 12.23        $.01(F)      $ 3.00         $ 3.01       $ (.02)      $  (.48)       $  (.50)
        1996                   10.18         .07(F)        2.08           2.15         (.10)           --           (.10)
        1995                    9.69         .12(F)         .48            .60         (.11)           --           (.11)
        Sept. 1, 1993(A)-
         Mar. 31, 1994         10.00         .06(F)        (.34)          (.28)        (.03)           --           (.03)

BALANCED TRUST
      Oct. 1, 1996(B)-
        Mar. 31, 1997        $ 10.00        $.09(G)      $  .11         $  .20       $ (.04)      $    --        $  (.04)

                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate          Period
                               Period     Return   Net Assets    Net Assets       Rate       Paid(E)    (in thousands)
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 19.39     24.33%      1.93%           2.6%        38.4%     $.0528         $380,458
        1996                     16.45     33.23%      1.95%           3.2%        34.7%         --          267,010
        1995                     12.79      1.09%      1.93%           2.5%        61.9%         --          194,767
        1994                     13.54      4.57%      1.94%           2.7%        46.6%         --          184,284
        1993                     13.61     19.88%      1.95%(H)        3.1%(H)     40.5%         --          139,034
        1992                     11.64     23.59%      2.34%           3.1%        38.4%         --           52,360
        1991                      9.64     (0.05)%     2.50%           3.1%        62.1%         --           22,822
        1990                     10.03      3.48%      2.39%           2.0%        39.2%         --           26,815
        1989                     10.06     15.16%      2.40%           1.6%        25.7%         --           30,102
        1988                      8.86    (10.17)%     2.30%           1.9%        50.1%         --           35,394
AMERICAN LEADING COMPANIES
       -- Primary Class
        Years Ended Mar. 31,
        1997                   $ 14.74     24.73%      1.95%(F)        .05%(F)     55.7%     $.0640         $104,812
        1996                     12.23     21.24%      1.95%(F)        .69%(F)     43.4%         --           76,100
        1995                     10.18      6.24%      1.95%(F)       1.21%(F)     30.5%         --           59,985
        Sept. 1, 1993(A)-
         Mar. 31, 1994            9.69     (2.86)%(C)   1.95%(D,F)     1.14%(D,F)  21.0%(D)      --           55,022
BALANCED TRUST
      Oct. 1, 1996(B)-
        Mar. 31, 1997          $ 10.16      2.02%(C)   1.85%(D,G)     2.52%(D,G)    5.1%(D)  $.0622         $ 17,948

     ---------------------------------------------------------
   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997.
   (C) NOT ANNUALIZED
   (D) ANNUALIZED
   (E) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY EACH FUND.
   (F) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND FOR THE YEARS ENDED MARCH 31, 1995, 1996 AND 1997 WOULD HAVE BEEN 2.28%, 2.12%, 2.20%, AND 2.06%,
       RESPECTIVELY.
   (G) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.85% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 1, 1996 TO MARCH 31, 1997 WOULD HAVE BEEN 3.03%.
   (H) NET OF FEES WAIVED IN EXCESS OF AN INDEFINITE VOLUNTARY EXPENSE LIMITATION OF 1.95%.

     PERFORMANCE INFORMATION

          From time to time each Fund may quote the TOTAL RETURN of a class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
          The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if LMFA and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1997 for Value Trust; 1986 through 1995 for Total Return Trust; 1986 through 1997 for Special Investment Trust; 1994 through 1997 for American Leading Companies and 1997 for Balanced Trust.
          Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.
          Total returns as of March 31, 1997 were as follows:

                                                                                                       SPECIAL           AMERICAN
                                                                                  TOTAL RETURN       INVESTMENT           LEADING
                                                               VALUE TRUST           TRUST              TRUST            COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                                   +33.59%           +24.33%            +11.58%            +24.73%
       Five Years                                                +152.62           +109.95             +79.97                N/A
       Ten Years                                                 +242.48           +177.62            +204.97                N/A
       Life of Class -- Value Trust(A)                         +1,198.81
       Life of Class -- Total Return Trust(B)                                      +229.92
       Life of Class -- Special Investment Trust(C)                                                   +298.71
       Life of Class -- American Leading Companies(D)                                                                     +56.08
       Life of Class -- Balanced Trust(E)

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                                   +33.59%           +24.33%            +11.58%            +24.73%
       Five Years                                                 +20.36            +15.99             +12.47                N/A
       Ten Years                                                  +13.10            +10.75             +11.80                N/A
       Life of Class -- Value Trust(A)                            +18.70
       Life of Class -- Total Return Trust(B)                                       +11.08
       Life of Class -- Special Investment Trust(C)                                                    +13.07
       Life of Class -- American Leading Companies(D)                                                                     +13.23
       Life of Class -- Balanced Trust(E)


                                                             BALANCED          VALUE LINE          S&P STOCK
                                                               TRUST              INDEX              INDEX
-------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                                  N/A             +10.12%            +19.83%
       Five Years                                                N/A             +64.47            +113.90
       Ten Years                                                 N/A             +83.53            +251.02
       Life of Class -- Value Trust(A)                                          +349.29            +985.96
       Life of Class -- Total Return Trust(B)                                   +142.88            +431.51
       Life of Class -- Special Investment Trust(C)                             +138.53            +401.75
       Life of Class -- American Leading Companies(D)                            +28.89             +78.61
       Life of Class -- Balanced Trust(E)                      +2.02%             +4.07             +11.24

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                                  N/A             +10.12%            +19.83%
       Five Years                                                N/A             +10.46             +16.41
       Ten Years                                                 N/A              +6.26             +13.36
       Life of Class -- Value Trust(A)                                           +10.60             +17.34
       Life of Class -- Total Return Trust(B)                                     +8.14             +15.88
       Life of Class -- Special Investment Trust(C)                               +8.03             +15.42
       Life of Class -- American Leading Companies(D)                             +7.34             +17.57
       Life of Class -- Balanced Trust(E)                        N/A                 --                 --

   --------------------
   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) INCEPTION OF BALANCED TRUST -- OCTOBER 1, 1996.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.

     INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Fund's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          VALUE TRUST'S objective is long-term growth of capital. LMFA believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          LMFA believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. LMFA believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by LMFA to be of comparable quality.

          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. LMFA attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality.

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which LMFA believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of LMFA, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, LMFA believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, LMFA may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          LMFA believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.
          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by LMFA to be of comparable quality.

          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be in issuers whose long-term debt is rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by LMFA to be of comparable quality.

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMFA's goal is to invest in companies having what LMFA believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMFA believes show strong potential for future market leadership, and in companies which LMFA believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMFA will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMFA believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMFA to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by LMFA to be of comparable quality.

          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.
          The Fund will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          At March 31, 1997, the annualized portfolio turnover rate for the equity portion of the Fund's portfolio was 14.7% and the annualized portfolio turnover rate for the fixed income portion was 5.4%. The Fund's total annualized portfolio turnover rate at March 31, 1997 was 5.1%.

      TYPES OF INVESTMENTS AND ASSOCIATED RISKS:

FOR EACH FUND:
          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.
          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets.

      For further information concerning securities lending, see the Statement of Additional Information.

      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      U.S. GOVERNMENT SECURITIES
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA") ); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      STRIPPED SECURITIES
          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

      ZERO COUPON BONDS
          Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because each Fund is required to pay out substantially all of its income each year, including income accrued on zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

      CLOSED-END INVESTMENT COMPANIES
          Each Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the advisers currently anticipate that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.

      ILLIQUID SECURITIES
          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities whose sale is legally restricted are often considered illiquid. Foreign securities that are freely tradable in their country of origin or in their principal market are not considered restricted securities even if they are not registered for sale in the U.S.

      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it. This is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on a Fund. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

      FUTURES AND OPTIONS TRANSACTIONS

VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if its adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be

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      limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying stock, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the advisers in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate its hedged position. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.

AMERICAN LEADING COMPANIES:
          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction.
          A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The risks of selling covered call options are described above.
          As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund.

FOR EACH FUND:
          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:

      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government-backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:

      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Fund policies, unless described as fundamental, can be changed by action of its respective Board of Directors.
          The fundamental restrictions applicable to each Fund include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

HOW YOU CAN INVEST IN THE FUNDS
          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason, with an affiliate that has an agreement with Legg Mason, or with an unaffiliated entity having an agreement with Legg Mason ("Financial Advisor or Service Provider"). Your Financial Advisor or Service Provider will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Financial Advisor or Service Provider should be completed if you invest in shares of the Funds through a Retirement Plan.
          Investors who are considering establishing a Retirement Plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Your Financial Advisor or Service Provider can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from a Financial Advisor or Service Provider.
          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.
          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds and investments in a Retirement Plan, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. The minimum amount for subsequent investments in a Retirement Plan will be waived if an investment will bring the investment for the year to the maximum amount permitted under the Internal Revenue Code of 1986, as amended ("Code"). For those investing through the Funds' Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.
          You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares of the Funds:

1. THROUGH A FINANCIAL ADVISOR OR SERVICE PROVIDER
          Shares may be purchased through a Financial Advisor or Service Provider. A Financial Advisor or Service Provider will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established an account, you can order shares from your Financial Advisor or Service Provider in person, by telephone or by mail.

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your Legg Mason account or from your checking account. Please contact a Financial Advisor or Service Provider for further information.

3. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through a Financial Advisor or Service Provider.

          Primary Share purchases will be processed at the net asset value next determined after your Financial Advisor or Service Provider has received your order; payment must be made within three business days to Legg Mason. Orders received by your Financial Advisor or Service Provider before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Financial Advisor or Service Provider after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 21. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason. The Funds no longer issue share certificates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES
          There are two ways you can redeem your Primary Shares. First, you may give your Financial Advisor or Service Provider an order for redemption of your shares in person or by telephone. Please have the following information ready when you call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.
          Requests for redemption received by your Financial Advisor or Service Provider before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Financial Advisor or Service Provider after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Financial Advisor or Service Provider may be treated as a request for repurchase and, if it is accepted, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Proceeds from your redemption will settle in your brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Written requests for redemption must be in "good order." A redemption request will be considered to be received in "good order" only if:
          1. You have indicated in writing the number of Primary Shares (or dollar amount) to be redeemed, the complete Fund name and your shareholder account number;
          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Financial Advisor or Service Provider.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Financial Advisor or Service Provider for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days to make an additional investment to avoid having your account closed.
          To redeem your Legg Mason Fund retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained from your Financial Advisor or Service Provider or Legg Mason Client Services in Baltimore, Maryland. Upon receipt of your form, your shares will be redeemed at the net asset value per share determined as of the next close of the Exchange.
          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of its adviser, the Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in a Retirement Plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of the distributing Fund on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;

          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.

          If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your Financial Advisor or Service Provider for additional information about this option.
          If no election is made, both dividends and other distributions are credited to your Fund account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.
          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than Retirement Plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege." If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares only through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Financial Advisor or Service Provider for further information.

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.
          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Financial Advisor or Service Provider. To effect an exchange by telephone, please call your Financial Advisor or Service Provider with the information described in "How You Can Redeem Your Primary Shares," page 20. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.

LMFA
          Pursuant to separate advisory agreements with Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, LMFA, a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), serves as investment adviser to each of those Funds. LMFA administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. LMFA acts as adviser, manager or consultant to eighteen investment company portfolios which had aggregate assets under management of approximately $8.0 billion as of June 30, 1997. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.
          LMFA receives for its services a management fee from each Fund, calculated daily and payable monthly. LMFA receives a fee at an annual rate of 1.0% of Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. LMFA receives from Total Return Trust a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LMFA receives from Special Investment Trust a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. LMFA receives from American Leading Companies a management fee equal to an annual rate of 0.75% of the Fund's average daily net assets. For Total Return Trust and American Leading Companies, LMFA has agreed to waive indefinitely its fees in any month to the extent either Fund's expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.95% of that Fund's average daily net assets. This agreement is voluntary and may be terminated by LMFA at any time. During the fiscal year ended March 31, 1997, Value Trust paid a management fee of 0.72% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, Special Investment Trust paid a management fee of 0.78% of its average daily net assets, and American Leading Companies paid a management fee of 0.75% of its average daily net assets.

          Pursuant to a management agreement with Balanced Trust ("Management Agreement"), which was approved by Investors Trust's Board of Directors, LMFA serves as the Fund's manager. The Fund pays LMFA, pursuant to the Management Agreement, a management fee equal to an annual rate of 0.75% of the Fund's average daily net assets. The Fund pays all its other expenses which are not assumed by LMFA. LMFA has agreed to waive its fees for Balanced Trust for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of 1.85% of average net assets attributable to Primary Shares until July 31, 1998. This agreement is voluntary and may be terminated by LMFA at any time.

          Legg Mason Capital Management, Inc. ("LMCM"), a wholly owned subsidiary of Legg Mason, Inc., also serves as an investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with LMFA, which was approved by Investors Trust's Board of Directors. LMCM may provide the Fund with research and investment advisory services for which LMFA (not the Fund) may pay LMCM a fee. Currently, LMCM is not providing any services to the Fund.

          LMCM manages private accounts with a value as of June 30, 1997 of approximately $1.1 billion. The address of LMCM is 100 Light Street, Baltimore, MD 21202.

          LMFA is taking steps that it believes are reasonably designed to address the potential failure of computer programs used by LMFA and each Fund's service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


BARTLETT
          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with LMFA, which was approved by Investors Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, LMFA (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to three investment company portfolios. Bartlett's aggregate assets under management totalled approximately $2.6 billion as of June 30, 1997. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.

PORTFOLIO MANAGEMENT

          William H. Miller, III, President of LMFA, co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for its day-to-day management. Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller were co-managers of Total Return Trust. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.


          Effective March 9, 1998, David E. Nelson, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of American Leading Companies. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998.

          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Rabiner and Mr. Uible are members of Bartlett's Management Committee and Investment Policy Committee.

BROKERAGE
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

THE FUNDS' DISTRIBUTOR
          Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.

          Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1997:
      Value Trust, $262,000; Total Return Trust, $53,000; Special Investment Trust, $195,000; American Leading Companies, $22,000 and Balanced Trust, $2,000.
          The Board of Directors of each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The Plan provides that as compensation for its ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives from each Fund an annual distribution fee payable from the assets attributable to Primary Shares, of up to:
      0.75% of the average daily net assets attributable to Primary Shares of the Total Return Trust, Special Investment Trust and American Leading Companies, 0.70% of the average daily net assets attributable to Primary Shares of Value Trust and 0.50% of the average daily net assets attributable to Primary Shares of Balanced Trust; and an annual service fee equal to 0.25% of the average daily net assets attributable to Primary Shares of each of the Funds. The distribution fee and service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares. Legg Mason has agreed to waive indefinitely distribution fees in any month to the extent the Total Return Trust's and American Leading Companies' expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.95% each of Total Return Trust's and American Leading Companies average daily net assets attributable to Primary Shares. Legg Mason has also agreed to waive until July 31, 1998 distribution fees in any month to the extent the Balanced Trust's expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.85% of Balanced Trust's average daily net assets attributable to Primary Shares.
          NASD rules limit the amount of annual distribution and service fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.
          Legg Mason may enter into agreements with unaffiliated dealers to sell Primary Shares of each Fund. Legg Mason pays such dealers up to 90% of the distribution and shareholder service fees that it receives from a Fund with respect to shares sold by the dealers.
          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.

DESCRIPTION OF EACH CORPORATION AND ITS SHARES
          Value Trust, Total Return Trust, Special Investment Trust and Investors Trust were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993, respectively. Value Trust has authorized capital of 300 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance.
          Investors may obtain more information concerning the Navigator Class from their financial advisor or any person making available to them shares of the Primary Class, or by calling 1-800-822-5544.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 100 Light Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.